UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 21, 2013
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

As previously announced, Hewlett-Packard Company (“HP”) plans to release the financial results for its first fiscal quarter of 2013 during the afternoon of February 21, 2013.  To assist investors in evaluating those financial results, HP has furnished this Current Report on Form 8-K in advance of that release to provide information about changes made to its segment financial reporting structure effective at the beginning of its first fiscal quarter of 2013 and the impact of those changes on its historical financial statements.  Those changes, the most significant of which were previously identified in HP’s 2012 Annual Report on Form 10-K filed on December 27, 2012, include the following:

	●	HP has created a new Enterprise Group segment consisting of its Technology Services business unit, which was previously a part of its former Services segment, and its former Enterprise Servers, Storage and Networking segment;

	●	HP has created a new Enterprise Services segment consisting of its Application and Business Services business unit and its Infrastructure Technology Outsourcing business unit, both of which were previously a part of its former Services segment;

	●	HP has transferred its Personal Systems commercial products support business from its Technology Services business unit to the Other business unit within its Personal Systems segment;

	●	HP has transferred its end-user workplace support business from its Technology Services business unit to its Infrastructure Technology Outsourcing business unit within its new Enterprise Services segment; and

●
HP has transferred the portion of its business intelligence services business that was a part of its Corporate Investments segment to its Application and Business Services business unit within its new Enterprise Services segment.

As noted above, as a result of these changes, HP has created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment.  Also as noted above, HP has eliminated two existing financial reporting segments, the Enterprise Servers, Storage and Networking segment and the Services segment. Taking into account these changes, effective at the beginning of HP’s first fiscal quarter of 2013, HP’s seven financial reporting segments are Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

To provide improved visibility and comparability, HP has reflected these changes to its segment financial reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, Enterprise Group, Enterprise Services and Corporate Investments segments.  These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments.  In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

As a result of these changes, HP has released modified quarterly and year-to-date segment financial results and statements of business unit revenue for fiscal 2012 and 2011, which are attached hereto as Exhibit 99.1.  Exhibit 99.1 is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	HP’s revised segment financial results and statements of business unit revenue for fiscal 2012 and 2011 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: February 21, 2013	By:	/s/ John F. Schultz
	Name:	John F. Schultz
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	HP’s revised segment financial results and statements of business unit revenue for fiscal 2012 and 2011 (furnished herewith).